UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

 (Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2017

WILLDAN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33076	14-1951112
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2401 East Katella Avenue, Suite 300, Anaheim, California 92806
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 424-9144

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

The purpose of this Report is to amend the Current Report on Form 8-K of Willdan Group, Inc. (the “Company”) filed with the United States Securities and Exchange Commission on August 3, 2017 related to the acquisition (the “Acquisition”) by the Company and its wholly-owned subsidiary, Willdan Energy Solutions (“WES”) of all of the outstanding shares of Integral Analytics, Inc. (“Integral Analytics”), an Ohio-based data-science and software company, pursuant to the Stock Purchase Agreement, dated July 28, 2017 (the “Purchase Agreement”), by and among the Company, WES, Integral Analytics, the stockholders of Integral Analytics and the Sellers’ Representative (as defined therein).

This Amendment No.1 to the Current Report on Form 8-K/A (“Amendment No. 1”) amends and supplements Item 9.01 of the original Form 8-K filed on August 3, 2017 (the “Initial Form 8-K”) to provide certain historical financial statements for Integral Analytics and certain pro forma financial information in connection with the Acquisition. Any information required to be set forth in the Initial Form 8-K which is not being amended or supplemented pursuant to this Amendment No. 1 is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Initial Form 8-K and the Company has not updated any information contained therein to reflect the events that have occurred since the date of the Initial Form 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the Initial Form 8-K.

Note Regarding Forward-Looking Statements

Statements and other information included in this Current Report on Form 8-K/A that are not historical facts, including statements about the Company’s plans, strategies, beliefs and expectations, as well as certain estimates and assumptions used by the Company’s management, may constitute forward-looking statements. Forward-looking statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on estimates and assumptions that are subject to change or revision, including the estimates and assumptions used by the Company in preparing the pro forma financial information included in this Current Report on Form 8-K/A, that could cause actual results to differ materially from those expected or implied by the forward-looking statements or the estimates or assumptions used. Such forward-looking statements include, without limitation, the Company’s current expectations with respect to payment of the earn-out payments and preliminary estimated adjustments to record the assets and liabilities of the Company at their respective estimates of fair values under acquisition accounting, and are based on current available information.

Actual results may differ materially from the forward-looking statements for a number of reasons, including additional information regarding the fair values of assets and liabilities becoming available, the performance of additional fair value analyses, and risk factors identified in the Company’s periodic filings with the SEC, including without limitation in the Company’s Annual Report on Form 10-K for the year ended December 30, 2016. Factors other than those listed above also could cause the Company’s results to differ materially from expected results.

Item 9.01.Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

(1)

Unaudited financial statements of Integral Analytics, as of and for the three months ended March 31, 2017 and 2016, are being filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.

(2)	Audited financial statements of Integral Analytics as of and for the year ended December 31, 2016, are being filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(b)Pro Forma Financial Information.

(1)

Unaudited pro forma condensed combined balance sheet and statements of operations for the Company as of and for the six months ended June 30, 2017 and for the year ended December 30, 2016, giving effect to the acquisition of Integral Analytics, and the notes thereto, are being filed as Exhibit 99.3 to this Amendment No. 1 and are incorporated herein by reference.

(d)   Exhibits.

2.1^

Stock Purchase Agreement, dated July 28, 2017, by and among Willdan Group, Inc., Willdan Energy Solutions, Integral Analytics, Inc., the Shareholders of Integral Analytics, Inc. and the Sellers’ Representative (as defined therein) (incorporated herein by reference to Exhibit 2.1 to Willdan Group, Inc.’s Current Report on Form 8-K filed on August 3, 2017).

23.1	Consent of Clark, Schaefer, Hackett & Co., independent accountants for Integral Analytics, Inc. (filed herewith).

99.1	Unaudited financial statements of Integral Analytics, Inc. as of and for the three months ended March 31, 2017 and 2016 (filed herewith).

99.2	Audited financial statements of Integral Analytics, Inc. as of and for the year ended December 31, 2016 (filed herewith).

99.3

Unaudited pro forma condensed combined balance sheet and statements of operations for Willdan Group, Inc. as of and for the six months ended June 30, 2017 and for the year ended December 30, 2016, giving effect to the acquisition of Integral Analytics, and the notes thereto (filed herewith).

 ^Indicates that certain information contained therein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.

EXHIBIT INDEX

2.1^

Stock Purchase Agreement, dated July 28, 2017, by and among Willdan Group, Inc., Willdan Energy Solutions, Integral Analytics, Inc., the Shareholders of Integral Analytics, Inc. and the Sellers’ Representative (as defined therein) (incorporated herein by reference to Exhibit 2.1 to Willdan Group, Inc.’s Current Report on Form 8-K filed on August 3, 2017).

23.1	Consent of Clark, Schaefer, Hackett & Co., independent accountants for Integral Analytics, Inc. (filed herewith).

99.1	Unaudited financial statements of Integral Analytics, Inc. as of and for the three months ended March 31, 2017 and 2016 (filed herewith).

99.2	Audited financial statements of Integral Analytics, Inc. as of and for the year ended December 31, 2016 (filed herewith).

99.3

Unaudited pro forma condensed combined balance sheet and statements of operations for Willdan Group, Inc. as of and for the six months ended June 30, 2017 and for the year ended December 30, 2016, giving effect to the acquisition of Integral Analytics, and the notes thereto (filed herewith).

 ^Indicates that certain information contained therein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLDAN GROUP, INC.

Date: October 12, 2017	By:	/s/ Stacy B. McLaughlin
Stacy B. McLaughlin
Chief Financial Officer and Vice President